EXHIBIT 10.1

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

This Third AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of June 27, 2014 (the “Third Amendment Effective Date”), is among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the Lenders (as defined below) party hereto, and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer and a Lender.

WHEREAS, the Borrower, the MLP, the Administrative Agent, and the lenders party thereto (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of July 12, 2013, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 5, 2014, and as may be further renewed, extended, amended, restated or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower and the Administrative Agent have requested that BNP Paribas, Goldman Sachs Bank USA, Société Générale, Morgan Stanley Bank, N.A. and PNC Bank, National Association (each a “New Lender” and collectively the “New Lenders”) become a Lender under the Credit Agreement with a Commitment in the amount as shown for each New Lender on Annex I attached hereto;

WHEREAS, the Borrower has notified the Administrative Agent that the Borrower desires to increase the aggregate commitments under the Credit Agreement to $900,000,000 (the “Facility Increase”);

WHEREAS, the Borrower has requested that the Administrative Agent and Lenders (as amended hereby) amend the Credit Agreement in connection with the Facility Increase to reflect the changes set forth below; and

WHEREAS, the Administrative Agent and Lenders have agreed to such request, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Definitions. Unless otherwise defined in this Third Amendment, terms used in this Third Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement (as amended by this Third Amendment). The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Third Amendment.

SECTION 2.New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Third Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative

Agent or any other Lender, and (c) from and after the Third Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder. Upon the Third Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Pro Rata Share (after giving effect to this Third Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Pro Rata Share of all Loans, (b) each Lender’s participation in each Letter of Credit shall be automatically adjusted to equal its Pro Rata Share (after giving effect to this Third Amendment), and (c) such other adjustments shall be made as the Administrative Agent shall specify so that each Lender’s Outstanding Amount of all Committed Loans and all L/C Obligations equals such Lender’s Pro Rata Share (after giving effect to this Third Amendment) of the aggregate Outstanding Amount of all Committed Loans and all L/C Obligations of all of the Lenders.

SECTION 3.Amendment to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, but subject to the satisfaction of each condition precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 3.

(a)
Amended Definitions. The definitions of “Aggregate Committed Sum”, “Consolidated Net Income”, “Loan Documents” and “Material Project EBITDA Adjustment” contained in Section 1.01 of the Credit Agreement shall be amended as indicated below:

(i)    The definitions of “Aggregate Committed Sum”, “Consolidated Net Income” and “Loan Documents” shall be amended and restated in their entirety as follows:

“Aggregate Committed Sum” means, on any date of determination, the sum of all Committed Sums then in effect for all Lenders in respect of the Facility (as the same may have been increased, reduced or canceled as provided in the Loan Documents). The Aggregate Committed Sum on the Third Amendment Effective Date is $900,000,000.
“Consolidated Net Income” means, for any period, for the MLP, the Borrower and the Restricted Subsidiaries on a consolidated basis, the net income or net loss of the MLP, the Borrower and the Restricted Subsidiaries from continuing operations, provided, that there shall be excluded from such net income (to the extent otherwise included therein) (a) the income (or loss) of any entity other than a Restricted Subsidiary in which the MLP, the Borrower or any Restricted Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the MLP, the Borrower or such Restricted Subsidiary in the form of cash dividends or similar cash distributions; provided that the total amount of such income (other than such income actually received from West Texas LPG) that shall be included in the calculation of Consolidated Net Income shall be limited to an amount equal to 25% of Consolidated EBITDA (determined without including Material Project EBITDA Adjustments) for such period, (b) net extraordinary gains and losses (other than, in the case of losses, losses resulting from charges against net income to establish or increase reserves for potential environmental liabilities and reserves for exposure under rate cases), (c) any gains or losses attributable to non-cash write-ups or write-downs of assets, (d) proceeds of any insurance on property, plant or equipment other than business interruption insurance, (e) any gain or loss, net of taxes, on the sale, retirement or other disposition of assets (including the capital stock or other equity ownership of any other person, but excluding the sale of inventories in the ordinary course of business), and (f) the cumulative effect of a change in accounting principles.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, each Note, the Master Consent to Assignment, each of the Collateral Documents, the Agent/Arranger Fee Letters, the Engagement Letter, each Committed Loan Notice, each Compliance Certificate, the Guaranties, each Letter of Credit

Application and each other agreement, document or instrument executed and delivered by a Loan Party from time to time in connection with this Agreement and the Notes.
(ii)    Clause (y) of the definition of “Material Project EBITDA Adjustment” shall be amended and restated in its entirety to read as follows:

(y)    the aggregate amount of all Material Project EBITDA Adjustments during any period shall be limited to 20% of Consolidated EBITDA (determined without including Material Project EBITDA Adjustments) for such period.

(b)	New Definitions. Section 1.01 of the Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order to read in full as follows:

“Acquisition Step-up Election” shall have the meaning set forth in Section 7.14(b).
“Consolidated Net Tangible Assets” means, for any date of determination, the total amount of consolidated assets of the MLP, the Borrower and the Restricted Subsidiaries after deducting therefrom: (a) all current liabilities (excluding (i) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (ii) current maturities of long-term debt); and (b) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other intangible assets, all as set forth, or on a pro forma basis would be set forth, on the consolidated balance sheet of the MLP, the Borrower and the Restricted Subsidiaries for the most recently completed fiscal quarter, prepared in accordance with GAAP.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Sanctions” means any economic or trade sanctions or restrictive measures enacted, administered, imposed or enforced by OFAC, the U.S. Department of State or the United Nations Security Council.
“Third Amendment” means that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 27, 2014 by and among the Borrower, MLP, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.
“Third Amendment Effective Date” means June 27, 2014.

(c)
Amendment to Section 2.03(b) of the Credit Agreement. Section 2.03 of the Credit Agreement shall be amended by deleting Section 2.03(b)(ii) and Section 2.03(b)(iii) of the Credit Agreement in their entirety from Section 2.03 of the Credit Agreement.

(d)	Amendment to Section 2.14(a) of the Credit Agreement. Section 2.14(a) of the Credit Agreement shall be amended by replacing each reference to “$750,000,000” with a reference to “$1,000,000,000”.

(e)	Amendment to Section 5.23 of the Credit Agreement. Section 5.23 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(a) No Loan Party, none of their respective Subsidiaries or, to the knowledge of the Borrower, any director, officer, controlled Affiliate, agent or employee of such Loan Party or any of its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is an individual or entity that (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of

September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, (iii) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other OFAC regulation or executive order or (iv) is, or is owned or controlled by Persons that are, the subject of any Sanctions or located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions broadly prohibiting dealings with such government, country, or territory.

(f)	Amendment to Section 6.12 of the Credit Agreement. Section 6.12 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

Use the proceeds of the Facility (a) to finance Investments, Acquisitions, Restricted Payments, Capital Expenditures and the prepayment of Indebtedness, in each case not otherwise prohibited by this Agreement and subject to compliance with this Agreement, including Section 7.02, Section 7.07 and Section 7.09, (b) for working capital and other general partnership and corporate purposes of the Borrower, the MLP and the Borrower’s Restricted Subsidiaries, including without limitation, payments to Martin Resource pursuant to the Omnibus Agreement for reimbursement of expenses and corporate overhead, and (c) to pay fees, costs and expenses associated with this Agreement.

(g)	Amendment to Section 7.02(a)(viii) of the Credit Agreement. Section 7.02(a)(viii) shall be amended and restated in its entirety to read as follows:

(viii) Investments by the Borrower and its Restricted Subsidiaries in Permitted Joint Ventures, provided, that:
(A) the Loan Parties shall be in pro forma compliance with the covenants set forth in this Section 7.02 and Section 7.14 at the time that such Investment is made and after giving effect thereto;
(B) after giving pro forma effect to such Investment and the Liens to be granted in connection therewith, the book value of Collateral in which the Collateral Agent has a Lien pursuant to the Loan Documents shall not be less than 50% of the book value of the total assets of the MLP, the Borrower and their Subsidiaries (calculated on a pro forma basis based on the book value as of the close of the most recent fiscal quarter and taking into account on a pro forma basis all Investments made since such quarter-end);
(C) the aggregate outstanding amount of Investments made on or after the Closing Date in Permitted Joint Ventures (other than Cardinal and West Texas LPG) shall not exceed the greater of (x) twenty percent (20%) of the Consolidated Net Tangible Assets of the MLP, the Borrower and their Subsidiaries and (y) $200,000,000 (as such amount may be increased on a dollar-for-dollar basis by Returned Capital with respect to any such Investment); provided that, (I) the Borrower or the applicable Loan Party shall have pledged its equity interests in West Texas LPG to the Collateral Agent in accordance with Section 6.16; and (II) with respect to any Investment in a Permitted Joint Venture (other than the Initial WTP Investment), at the time that such Investment is made and after giving effect thereto, the Aggregate Committed Sum then in effect less the aggregate Outstanding Amount of all Committed Loans and L/C Obligations shall be equal to or greater than $50,000,000; and
(D) with respect to any Investment in an amount in excess of $25,000,000, the Borrower shall deliver to the Administrative Agent at the time such Investment is made a certificate demonstrating compliance with this Section 7.02(a)(viii) and Section 7.02(b); and

(h)	Amendment to Section 7.02(a)(x) of the Credit Agreement. Section 7.02(a)(x) of the Credit Agreement shall be amended by replacing the reference to “$15,000,000” with a reference to “$25,000,000”.

(i)	Amendment to Section 7.04(d) of the Credit Agreement. Section 7.04(d) of the Credit Agreement shall be amended by deleting “(i)” from the proviso and by deleting clause (ii) therefrom.

(j)	Amendment to Section 7.12 of the Credit Agreement. Section 7.12 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(a) Use the proceeds of any Loan for purposes other than those permitted by Section 6.12, (b) use the proceeds of any Loan, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, or (c) use the proceeds of any Loan (i) to fund any activities or business of any Person that, at the time of such funding, is, the subject of Sanctions or located, organized or a resident in a country or territory that is, or whose government is, the subject of Sanctions or (ii) in any other manner that, to the Borrower’s knowledge, would result in a violation of Sanctions by any Lender, L/C Issuer, Arranger, Administrative Agent or Collateral Agent.

(k)	Amendment to Section 7.14(b) of the Credit Agreement. Section 7.14(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(b)    Leverage Ratio.     Permit the Leverage Ratio as of the end of any fiscal quarter to be greater than 5.25 to 1.00, except that the Borrower may elect a maximum Leverage Ratio of 5.50 to 1.00 for the last day of the fiscal quarter in which an Acquisition or an acquisition of the equity interests of one or more new Restricted Subsidiaries has occurred and for the two fiscal quarters immediately following such acquisition (the “Acquisition Step-up Election”); provided that (i) such acquisition shall have a purchase price of at least $50,000,000, (ii) any Restricted Subsidiary acquired in connection with such acquisition shall remain designated as a Restricted Subsidiary at all times during the effectiveness of the Acquisition Step-up Election and (iii) after the conclusion of the applicable time period for any Acquisition Step-up Election, the Borrower must wait at least one full fiscal quarter before making another Acquisition Step-up Election.

(l)
Addition of Section 7.16 to the Credit Agreement. Immediately following Section 7.15 of the Credit Agreement, Section 7.16 of the Credit Agreement shall be added and shall read in its entirety as follows:

Section 7.16 Certain Payments of Indebtedness. Voluntarily prepay (whether by redemption, purchase, retirement, defeasance, set-off or otherwise), prior to the stated maturity thereof, the principal amount of any Indebtedness permitted by Section 7.04(d) unless (a) no Default shall exist or would occur immediately after giving effect to such payment and (b) such Indebtedness is repaid solely with funds attributable to the proceeds of other Indebtedness permitted by such Section 7.04(d) or an equity issuance by the MLP, in either case received by a Loan Party no earlier than 90 days prior to the date of such repayment.

(m)	Amendment to Section 10.01(a)(iii) to the Credit Agreement. Section 10.01(a)(iii) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(iii)    reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby, provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate, and provided, further, that any amendment to the financial covenant definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (iii).

(n)	Amendment to Section 10.01(a)(v) to the Credit Agreement. Section 10.01(a)(v) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(v)    change Section 2.03(e), Section 2.05, Section 2.11 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(o)	Addition of Section 10.01(g) to the Credit Agreement. Immediately following Section 10.01(f) of the Credit Agreement, Section 10.01(g) shall be added and shall read in its entirety as follows:

(g)    Notwithstanding the foregoing, the Administrative Agent and the Borrower may amend this Agreement or any other Loan Document without the consent of the Lenders in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document.

(p)	Replacement of Schedule 1.01(a) to the Credit Agreement. Schedule 1.01(a) of the Credit Agreement shall be replaced in its entirety with the schedule below reflecting a new pricing grid:

Pricing Level	Leverage Ratio	Applicable Rate for Eurodollar Rate Loans/Letter of Credit Fees (bps)	Applicable Rate for Base Rate Loans (bps)	Commitment Fee (bps)
1	< 3.00x	175	75	30
2	≥ 3.00x but < 3.50x	200	100	37.5
3	≥ 3.50x but < 4.00x	225	125	37.5
4	≥ 4.00x but < 4.50x	250	150	50
5	≥ 4.50x	275	175	50

(q)
Replacement of Schedule 2.01 to the Credit Agreement. Schedule 2.01 of the Credit Agreement shall be replaced in its entirety with Annex I attached hereto, which reflects the Lenders, the Pro Rata Share, and the Committed Sum of each Lender as of the Third Amendment Effective Date.

(r)
Replacement of Exhibit C to the Credit Agreement. Exhibit C of the Credit Agreement shall be replaced in its entirety with Annex II attached hereto, which reflects a new form of Compliance Certificate including the addition of the Acquisition Step-up Election.

SECTION 4.Conditions of Effectiveness. This Third Amendment shall not be effective until the date each of the following conditions precedent has been satisfied:

(a)
the Administrative Agent has received a counterpart of this Third Amendment executed by the Borrower, the MLP, the other Loan Parties, the Administrative Agent, and Lenders (which may be by telecopy or other electronic transmission);

(b)
the Administrative Agent has received a promissory note payable to each Lender that has previously requested a promissory note or that is requesting a promissory note pursuant to Section 2.09(a) of the Credit Agreement in the amount of such Lender’s Commitment as indicated on the Committed Sums Schedule to the Credit Agreement (as amended hereby);

(c)
the Borrower has delivered to the Collateral Agent certificates evidencing all of the issued and outstanding shares of capital stock, if any, pledged pursuant to the Collateral Documents, which certificates shall in each case be accompanied by undated stock powers duly executed in blank, and, with respect to uncertificated securities pledged pursuant to the Collateral Documents, including the pledged uncertificated securities of Martin Midstream NGL Holdings, LLC and Martin Midstream NGL Holdings II, LLC, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been granted to and perfected by the Collateral Agent for the benefit of the Lenders in accordance with the U.C.C.;

(d)
the Administrative Agent has received (i) a certificate of each Loan Party, dated as of the Third Amendment Effective Date and executed by an appropriate officer, which shall (a) certify the resolutions or other action authorizing the execution, delivery and performance of this Third Amendment and (b) certify that certain documents previously delivered to the Administrative Agent are in full force and effect as of the Third Amendment Effective Date or contain appropriate attachments, including the certificate or articles of incorporation or organization or equivalent constitutional documents of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, and incumbency certificates, (ii) a good standing certificate for each Loan Party from its jurisdiction of incorporation or organization as of a recent date, and (iii) a certificate from the chief financial officer of the Borrower and MLP (in form and substance reasonably satisfactory to the Administrative Agent, Wells Fargo Securities, LLC and RBC Capital Markets (Wells Fargo Securities, LLC and RBC Capital Markets, together, the “Arrangers”)) certifying that, after giving pro forma effect to the Third Amendment, MLP, the Borrower and their subsidiaries (on a consolidated basis) are solvent;

(e)
the Administrative Agent has received opinions of (i) Baker Botts L.L.P., counsel to the Loan Parties and (ii) local counsel in each jurisdiction requested by the Administrative Agent, in each case in form and substance acceptable to the Administrative Agent and its counsel;

(f)
all governmental and third party consents to the transactions contemplated hereby, the obtaining of which is a condition to MLP’s, the Borrower’s or their affiliates’ funding obligations under the Credit Agreement, have been obtained and shall be in full force and effect;

(g)
the Borrower and MLP have satisfied their obligations under that certain Engagement Letter dated as of June 18, 2014, as delivered by the Arrangers (the “Engagement Letter”), including without limitation, their obligations under Section 5 of the Engagement Letter with respect to assistance with syndication of the Facility Increase;

(h)
MLP, the Borrower and each of the Guarantors have provided the documentation and other information to the Arrangers requested in writing at least three (3) Business Days before the Third Amendment Effective Date that are required by regulatory authorities under the applicable “know-your-customer” rules and regulations, including the PATRIOT Act;

(i)the Administrative Agent has received a certificate signed by a Responsible Officer of the Borrower certifying that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of such date (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement as of such date, (iii) since December 31, 2013, there has been no event or circumstance that has or could reasonably be expected to have a Material Adverse Effect, (iv) there is no litigation, investigation or proceeding known to and affecting the Borrower or any affiliate for which the Borrower is required to give notice under the Credit Agreement, and (v) no action, suit, investigation or proceeding is pending or, to the knowledge of such officer, threatened in any court or before any arbitrator or Governmental Authority by or against the Borrower, any Guarantor, the MLP’s general partner, or any of their respective properties that could reasonably be expected to have a Material Adverse Effect;

(j)
the Borrower has paid (i) fees to the Lenders and other fees and expenses due pursuant to the Engagement Letter and the Fee Letters (as defined in the Engagement Letter) and (ii) the Administrative Agent’s and the Arrangers’ reasonable legal fees and expenses to the extent invoiced prior to closing;

(k)	the Administrative Agent has received the results of Lien searches reasonably requested by the Administrative Agent or the Arrangers;

(l)
the Borrower has (i) delivered an amendment to each Mortgage excluding Buildings and Manufactured (Mobile) Homes from the “Collateral” described therein and (ii) paid funds sufficient to pay any filing or recording tax or fee in connection with any and all UCC-1 financing statements or UCC-3 amendment financing statements, and fees associated with the filing of the Mortgages or amendments to Mortgages (including fees associated with title policies and/or endorsements thereto required by the Administrative Agent or the Arrangers), or arrangements satisfactory to the Administrative Agent and the Arrangers for payment of such amounts;

(m)
the Administrative Agent has received evidence of insurance (including flood insurance, if applicable) and flood certifications in form and substance reasonably satisfactory to the Administrative Agent with respect to each of the Mortgaged Properties; and

(n)	the Administrative Agent has received such other documents as may be reasonably required by the Administrative Agent or the Arrangers.

SECTION 5.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Third Amendment, each Loan Party represents and warrants to the Administrative Agent and to each Lender that:

(a)
This Third Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)
The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Third Amendment Effective Date, after giving effect to this Third Amendment, as if made on and as of the Third Amendment Effective Date, except to the extent such representations and warranties relate solely to an earlier date.

(c)
As of the date hereof, after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing or would result immediately after giving effect to this Third Amendment and the transactions contemplated hereby.

(d)	No Loan Party has any defense to payment, counterclaim or rights of set-off with respect to the Obligations on the date hereof.

SECTION 6.Effect of Amendment.

(a)
This Third Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this Third Amendment. Except as otherwise expressly provided by this Third Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Third Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)
Each of the undersigned Guarantors is executing this Third Amendment in order to evidence that it hereby consents to and accepts the terms and conditions of this Third Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Third Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this Third Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

(c)
No failure or delay on the part of the Administrative Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a waiver thereof, nor shall any single partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Documents and applicable law.

SECTION 7.Post-Closing Deliverables. On or prior to the date that is sixty (60) days following the Third Amendment Effective Date (as such date may be extended by the Administrative Agent in writing in its sole discretion), the Borrower shall deliver to the administrative agent (a) title endorsements with respect to the mortgaged properties subject to existing title policies as of the Third Amendment Effective Date and (b) new title policies for any new properties mortgaged on the Third Amendment Effective Date, in each case to the extent such title endorsements or new title policies are reasonably requested by the Administrative Agent.

SECTION 8.Miscellaneous. This Third Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Third Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Third Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Third Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Third Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Third Amendment.

SECTION 9.Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS THIRD AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership,
as Borrower

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership,
as a Guarantor

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

MARTIN OPERATING GP LLC,
a Delaware limited liability company,
as a Guarantor

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation,
as a Guarantor

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

REDBIRD GAS STORAGE LLC,
a Delaware limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

MOP MIDSTREAM HOLDINGS LLC,
a Delaware limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

TALEN’S MARINE & FUEL, LLC,
a Louisiana limited liability company,
as a Guarantor

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:    /s/ Rodica Dutka
Name: Rodica Dutka
Title: Manager, Agency

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

ROYAL BANK OF CANADA,
as a Lender and as L/C Issuer

By:    /s/ Jason S. York
Jason S. York
Authorized Signatory

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

Wells Fargo Bank, N.A.,
as a Lender

By:    /s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

REGIONS BANK,
as a Lender

By:    /s/ David Valentine
Name: David Valentine
Title: Vice President

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:    /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:    /s/ Casey Lowary
Name: Casey Lowary
Title: Executive Director

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Julie Castano
Name: Julie Castano
Title: Senior Vice President

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

COMPASS BANK,
as a Lender

By:    /s/ Jay S. Tweed
Name: Jay S. Tweed
Title: Senior Vice President

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

SUNTRUST BANK,
as a Lender

By:    /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

CADENCE BANK, N.A.,
as a Lender

By:    /s/ David Anderson
Name: David Anderson
Title: Vice President

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

CITIBANK, N.A.,
as a Lender

By:    /s/ Daniel A. Davis
Name: Daniel A. Davis
Title: SVP

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

COMERICA BANK,
as a Lender

By:    /s/ Brian Enzler
Name: Brian Enzler
Title: Senior Vice President

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

NATIXIS,
as a Lender

By:    /s/ Jarrett Price
Name: Jarrett Price
Title: Vice President

By:    /s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:    /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:    /s/ Devon J. Lane
Name: Devon J. Lane
Title: Vice President

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

CAPITAL ONE, NATIONAL ASSOCIATION
as a Lender

By:    /s/ Juan Trejo
Name:    Juan Trejo
Title:    Vice President

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

CIT FINANCE LLC,
as a Lender

By:    /s/ Stewart McLeod
Name: Stewart McLeod
Title: Director

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

ONEWEST BANK, N.A.,
as a Lender

By:    /s/ Sean Murphy
Name: Sean Murphy
Title: Executive Vice President

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

RAYMOND JAMES BANK, N.A.,
as a Lender

By:    /s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

SANTANDER bank, N.A.,
as a Lender

By:    /s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

By:    /s/ Puiki Lok
Name: Puiki Lok
Title: Vice President

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

WHITNEY BANK,
as a Lender

By:    /s/ Parker U. Mears
Name: Parker U. Mears
Title: Vice President

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:    /s/ Chris Chapman
Name: Chris Chapman
Title: Director

By:    /s/ Vanuza Pereira-Bravo
Name: Vanuza Pereira-Bravo
Title: AVP

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

BNP PARIBAS,
as a Lender

By:    /s/ Keith Cox
Name: Keith Cox
Title: Managing Director

By:    /s/ Christine Dirringer
Name: Christine Dirringer
Title: Managing Director

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

GOLDMAN SACHS Bank USA,
as a Lender

By:    /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

Société Générale,
as a Lender

By:    /s/ Michiel van der Voort
Name: Michiel van der Voort
Title: Managing Director

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

MORGAN STANLEY BANK, N.A.,
as a Lender

By:    /s/ Sherrese Clarke
Name: Sherrese Clarke
Title: Authorized Signatory

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Jonathan Luchansky
Name: Jonathan Luchansky
Title: Assistant Vice President

[Signature Page to the Third Amendment to Third Amended and Restated Credit Agreement - Martin Operating Partnership L.P.]

Annex I

SCHEDULE 2.01

COMMITTED SUMS

Lender	Committed Sum	Pro Rata Share
Royal Bank of Canada	$57,500,000.00	6.38888889%
Wells Fargo Bank, N.A.	$57,500,000.00	6.38888889%
BNP Paribas	$45,000,000.00	5.00000000%
Regions Bank	$45,000,000.00	5.00000000%
ABN AMRO Capital USA LLC	$45,000,000.00	5.00000000%
Bank of America, N.A.	$45,000,000.00	5.00000000%
Compass Bank	$45,000,000.00	5.00000000%
Deutsche Bank AG New York Branch	$45,000,000.00	5.00000000%
SunTrust Bank	$45,000,000.00	5.00000000%
Natixis	$45,000,000.00	5.00000000%
Capital One, National Association	$45,000,000.00	5.00000000%
Cadence Bank, N.A.	$35,000,000.00	3.88888889%
Comerica Bank	$35,000,000.00	3.88888889%
Sumitomo Mitsui Banking Corporation	$35,000,000.00	3.88888889%
Branch Banking and Trust Company	$35,000,000.00	3.88888889%
Citibank, N.A.	$25,000,000.00	2.77777778%
CIT Finance LLC	$25,000,000.00	2.77777778%
OneWest Bank, N.A.	$25,000,000.00	2.77777778%
Raymond James Bank, N.A.	$25,000,000.00	2.77777778%
Santander Bank	$25,000,000.00	2.77777778%
Whitney Bank	$25,000,000.00	2.77777778%
Goldman Sachs Bank USA	$25,000,000.00	2.77777778%
Société Générale	$25,000,000.00	2.77777778%
Morgan Stanley Bank, N.A.	$20,000,000.00	2.22222222%
PNC Bank, National Association	$20,000,000.00	2.22222222%
Total:	$900,000,000.00	100.00000000%

Annex I

Annex II

Form of Compliance Certificate

[See attached]

Annex II

EXHIBIT C

COMPLIANCE CERTIFICATE
(Pursuant to Section 6.02 of the Credit Agreement)

Financial Statement Date: ___________, ____

To:    Royal Bank of Canada, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement dated as of March 28, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Martin Operating Partnership L.P., a Delaware limited partnership (the “Borrower”), Martin Midstream Partners L.P., a Delaware limited partnership (the “MLP”), Royal Bank of Canada, as Administrative Agent and Collateral Agent, and the Lenders from time to time party thereto. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer hereby certifies as of the date hereof that he is the __________________________ of the MLP General Partner, and that, as such, he is authorized to execute and deliver this Compliance Certificate (this “Certificate”) to the Administrative Agent on the behalf of the MLP and the Borrower, and that:

[Use the following for fiscal year-end financial statements]

Attached hereto as Schedule 1 are the year-end audited consolidated financial statements of the MLP and its Subsidiaries required by Section 6.01(a) of the Credit Agreement for the fiscal year of the MLP ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use the following for fiscal quarter-end financial statements]

Attached hereto as Schedule 1 are the unaudited consolidated financial statements of the MLP and its Subsidiaries required by Section 6.01(b) of the Credit Agreement for the fiscal quarter of the MLP ended as of the above date, together with a certificate of a Responsible Officer of the MLP stating that such financial statements fairly present the financial condition, results of operations and cash flows of the MLP and each of its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

[Use the following for both fiscal year-end and quarter-end financial statements]

1.    The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his supervision, a detailed review of the transactions and condition (financial or otherwise) of the MLP and the Borrower during the accounting period covered by the attached financial statements.

2.    A review of the activities of the MLP and the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the MLP and the Borrower performed and observed all of their respective Obligations under the Loan Documents, and no Default or Event of Default has occurred and is continuing, except as follows (list of each such Default or Event of Default and include the information required by Section 6.03 of the Credit Agreement):

3.    The covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

4.    Each of the MLP, the Borrower and the Restricted Subsidiaries are in compliance with the notice and reporting obligations under Section 6(d) of the Security Agreements executed by each of the MLP, the Borrower and the Restricted Subsidiaries.

EXHIBIT C

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ______________, ________.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:
Name:
Title:

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:
Name:
Title:

EXHIBIT C

SCHEDULE 1
to the Compliance Certificate

Financial Statements

EXHIBIT C

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I. Section 7.14(a) - Interest Coverage Ratio

A.	Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date (“Subject Period”) (see Credit Agreement definition of “Consolidated EBITDA”):
	1.	Consolidated EBITDA (prior to pro forma adjustments for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments) (from Worksheet A):	$__________
	2.	Pro forma adjustments for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments calculated pursuant to Section 7.14(d):	$__________
	3.	Consolidated EBITDA, including pro forma adjustments for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments (Lines I.A.1 + I.A.2):	$__________
B.	Consolidated Interest Charges for Subject Period:		$__________
	1.	Consolidated Interest Charges for the four consecutive fiscal quarters ending on the Statement Date:	$__________
	2.	Pro forma adjustment for Consolidated Interest Charges during the four consecutive fiscal quarters ending on the Statement Date (Section 7.14(d)):	$__________
	3.	Consolidated Interest Charges, including pro forma adjustments (Lines I.B.1 + I.B.2):	$__________
C.	Interest Coverage Ratio:
	1.	Consolidated EBITDA for Subject Period, adjusted for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments (Line I.A.3):	$__________
	2.	Consolidated Interest Charges for Subject Period, adjusted for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments (Line I.B.3):	$__________
	3.	Imputed interest charges on Synthetic Leases of the MLP and its Subsidiaries for Subject Period:	$__________
	4.	Interest Coverage Ratio (Line I.C.1 ÷ (Lines I.C.2 + I.C.3)):	_____ to 1.0
Minimum required: 2.5:1.0
II. Section 7.14(b) - Leverage Ratio
A.	Consolidated Funded Debt:		$__________
B.	Consolidated EBITDA (including pro forma adjustments for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments) (Line I.A.3 above):		$__________
C.	Leverage Ratio (Line II.A II.B): Maximum permitted:* 5.25:1.00		_____ to 1.0
III.Section 7.14(c) - Senior Leverage Ratio
A.	Consolidated Secured Funded Debt:		$__________
B.	Consolidated EBITDA (including pro forma adjustments for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments) (Line I.A.3 above):		$__________

EXHIBIT C

C.	Senior Leverage Ratio (Line III.A III.B): Maximum permitted: 3.50:1.00		_____ to 1.0
IV. Calculation of Compliance with Sections 7.06(c) and Section 2.03(b)(i) (Dispositions and Mandatory Prepayments)
A.
Section 2.03(b)(i) and Section 7.06(c): Attach a report showing each Disposition of property for fair market value for cash and otherwise permitted under Section 7.06(c) during the four (4) fiscal quarters ending on the Statement Date. For each such Disposition show:

	1.	The date that Net Cash Proceeds from such Disposition were received (the “Receipt Date”):	_________
	2.	The amount of Net Cash Proceeds received from such Disposition:	$__________
	3.	The total amount of Net Cash Proceeds from Dispositions for fair market value for cash during the period from the Closing Date to such Receipt Date:	$__________
	4.	The value of 10% of the Borrower’s consolidated assets as of the end of the fiscal quarter immediately prior to such Receipt Date (“Threshold Amount”):	$__________
	5.	The Reduction Amount, as of the Receipt Date (Line IV.A.3 - IV.A.4):	$__________
6.
(a) If the Reduction Amount in Line IV.A.5 is a positive number, have the Net Cash Proceeds of such Disposition been Reinvested? If so, give amounts and date(s) of Reinvestment. (b) If not, has 365 days (in the case of a Casualty or Condemnation Disposition) or 180 days (in the case of any other type of Disposition) passed since the Receipt Date for such Disposition? (c) If yes, did the applicable Loan Party begin construction or enter into a purchase agreement for the applicable replacement asset prior to such date? (d) If yes, has 120 days passed since such date for such Disposition?
(a) Yes/No Amount: Date: _____ (b) Yes/No (c) Yes/No (d) Yes/No
7.
If any portion of the Reduction Amount in Line IV.A.5 has not been reinvested within 365 or 180 days (or 485 or 300 days if the applicable Loan Party has begun construction or entered into a purchase agreement), as applicable, of the Receipt Date, specify amount not Reinvested.
$__________
	8.	Amount of Loans to be prepaid (Line IV.A.7):	$__________
V. Section 7.07 - Calculation of Available Cash and Quarterly Distributions
A.	Available Cash of the MLP for the fiscal quarter ending on the Statement Date (from Worksheet C):		$__________
B.	Available Cash of the Borrower for the fiscal quarter ending on the Statement Date (from Worksheet C):		$__________
C.	Borrower Distributions of Available Cash made for the fiscal quarter ending on the Statement Date (attach a schedule showing date(s) and amount(s))
D.	MLP Distributions of Available Cash made for the fiscal quarter ending on the Statement Date (attach a schedule showing date(s) and amount(s))
[End of Schedule 2-Worksheets A and B follow]

EXHIBIT C

WORKSHEET A
CONSOLIDATED EBITDA CALCULATION

Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date (“Subject Period”) (see Credit Agreement definition of “Consolidated EBITDA”):
1.	Consolidated Net Income for Subject Period:	$__________
2.	Consolidated Interest Charges for Subject Period:	$__________
3.	Provision for income taxes for Subject Period:	$__________
4.	Depreciation expenses for Subject Period:	$__________
5.	Depletion expenses for Subject Period:	$__________
6.	Amortization expenses for Subject Period:	$__________
7.	Other non-cash charges and expenses:	$__________
8.
Consolidated EBITDA (prior to pro forma adjustments for permitted asset acquisitions and sales, and Material Project EBITDA Adjustments pursuant to Section 7.14(d)) (Lines A.1 + A.2 + A.3 + A.4 + A.5 + A.6 + A.7) (to be entered as Line I.A.1 on Schedule 2):
$__________

EXHIBIT C

WORKSHEET B
CALCULATION OF AVAILABLE CASH

Available Cash of the MLP (calculated pursuant to the Limited Partnership Agreement (MLP))

A.	Cash and cash equivalents of the MLP, the Borrower, and the Restricted Subsidiaries (the “Partnership Group”) on hand at the end of the quarter:	$__________
B.	All additional cash and cash equivalents of the Partnership Group on hand on the date of determination resulting from working capital borrowings made after the end of the quarter:	$__________
C.
Cash reserves to provide for the proper conduct of the business of the Partnership Group (including reserves for future capital expenditures and for future credit needs of the MLP and the Restricted Subsidiaries) after the quarter:*
$__________
D.
Cash reserves to comply with applicable law, or any loan agreement, security agreement, mortgage, or any debt instrument or other agreement or obligation to which the Partnership Group is a party or its assets are subject:*
$__________
E.	Cash reserves to provide funds for distributions under Section 6.4 or 6.5 of the MLP’s Partnership Agreement for any one or more of the next four quarters:*	$__________
F.	Available Cash of the MLP (Line A + B - C - D - E) (to be entered as Line VII.A on Schedule 2):	$__________
*If there is an amount entered in C, D, or E above, attach a general description of purpose/reason for such reserves.

Available Cash of the Borrower (calculated pursuant to the Limited Partnership Agreement (Borrower))

A.	All cash and cash equivalents of the Borrower on hand at the end of the quarter:	$__________
B.
All additional cash and cash equivalents of the Borrower on hand on the date of determination of Available Cash with respect to such quarter resulting from working capital borrowings made subsequent to the end of such quarter:
$__________
C.
Cash reserves to provide for the proper conduct of the business of the Borrower (including reserves for future capital expenditures and for anticipated future credit needs of the Borrower) subsequent to such quarter:*
$__________
D.
Cash reserves to comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which any member of the Partnership Group is a party or by which it is bound or its assets are subject:*
$__________
E.	Cash reserves to provide funds for distributions under Section 6.4 or 6.5 of the MLP’s Partnership Agreement in respect of any one or more of the next four quarters:*	$__________
F.	Available Cash of the Borrower (Line A + B - C - D - E) (to be entered as Line VII.B on Schedule 2):	$__________
*If there is an amount entered in C, D, or E above, attach a general description of purpose/reason for such reserves.